Exhibit 99.1

2nd Quarter 2018 Investor Update Oglethorpe Power Corporation August 16, 2018

Notice to Recipients Cautionary Note Regarding Forward Looking Statements Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward-looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS” and “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2018, filed with the Securities and Exchange Commission on August 10, 2018, and “Item 1A – RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, filed with the Securities and Exchange Commission on March 28, 2018. This electronic presentation is provided as of August 16, 2018. If you are viewing this presentation after that date, there may have been events that occurred subsequent to such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Vogtle 3 & 4 Update Operations Update Financial and Liquidity Update Presenters and Agenda Mike Price Executive Vice President and Chief Operating Officer Betsy Higgins Executive Vice President and Chief Financial Officer Mike Smith President and Chief Executive Officer 3

Vogtle 3 & 4 Update After the Westinghouse bankruptcy in March of 2017 and the loss of an essentially fixed-price contract, the Vogtle co-owners conducted a comprehensive review of the cost to complete the Vogtle project and later that year decided to go forward to self-complete. Given the remaining construction risk, Oglethorpe’s budget was conservatively established in late summer 2017 at $7.0 billion. Included financing costs (interest during construction) Included ~$490 million in Oglethorpe-level contingency Since this time approximately one year ago, progress has continued at the site and the combination of “hands on” construction experience by Southern Nuclear and firming up subcontracts has led to revised estimates upon which our budget was established. Upon discovery of the initial variances, the co-owners requested that Southern Nuclear perform a full cost analysis and reforecast of the cost to complete the project. We also engaged a third party to independently assess this analysis, forecast, and existing project controls for identifying budget variances. 4

Vogtle 3 & 4 Update Capital costs for the project estimated to complete construction are expected to increase by approximately $1.5 billion primarily due to changed assumptions on contract scopes and management responsibilities for Bechtel and 60+ subcontractors as well as craft labor incentives and project management costs. Oglethorpe’s share of this is $450 million. Oglethorpe’s existing contingency of $490 million is adequate to absorb these increases, but almost completely exhausts our contingency. Georgia Power announced an $800 million project contingency with this budget revision (Oglethorpe’s share - $240 million). With this, we are planning to increase our budget to cover this contingency and are analyzing the need for a separate Oglethorpe-level contingency in light our conservative budgeting practices. If the project continues, we anticipate that our budget may increase from $7.0 billion to a range of $7.25 to $7.5 billion. Under the Joint Ownership Agreements amended in 2017, Georgia Power, Oglethorpe and MEAG will each have to affirmatively vote to continue construction. Georgia Power’s board has already voted to do so. It is expected this will be brought to a vote in the third quarter. The scheduled in-service dates of November 2021 and November 2022 for Units 3 & 4, respectively, are not expected to change in connection with these budget revisions. 5

Vogtle 3 & 4: Construction Update Site construction milestones are being achieved to support the November 2021 / 2022 in service dates. Monthly construction production targets increase later in 2018 through 2019. SNC and Bechtel continue to implement construction related process improvements designed to improve productivity. Recruitment of additional craft resources is underway to support future construction targets. 6

Vogtle 3 & 4: Construction Update

U3 Progress

- Place final concrete floor section at EL 107′ in Containment
- Place concrete for RC-12 (east side shield wall) the final section to EL 149′ (top photo)
- Set the main control room floor modules CA41 & CA42 at EL 117′ in the Auxiliary building



U3 Look Ahead

- Install final Core Makeup Tank in containment
- Place concrete floors in the main control room at EL 117′
- Install final SPL18 structural steel support inside containment to EL 117′
- Complete installation of ES-1 and ES-2 switch gear in the Annex building

U4 Progress

- Set the generator stator in the Turbine building at EL 170′
- Placed concrete for 11A (east side shield wall), the final section to EL 100′
- Set CA36, the first floor module at EL 107′ inside the Containment building
- Set the direct vessel injection module Q233 inside containment (bottom photo)



U4 Look Ahead

- Set the first accumulator tank inside Containment
- Set the first Steam Generator inside the Containment building
- Place concrete in IRWST floor to EL 103′ and pressurizer floor to EL 107′
- Complete Auxiliary Building walls and floors to EL 82′6″

2nd Quarter 2018 – Investor Update
7

AP 1000 Technology - China 8 Sanmen Unit 1 Regulatory approval received 4/25/18. Completed fuel load 4/29/18. First sync to grid 6/30/18. Power ascension testing – In Progress. COD in late September 2018. Additional AP1000 achievements in China: Haiyang Unit 1 loaded fuel in June 2018. Sanmen Unit 2 loaded fuel in July 2018. Haiyang Unit 2 loaded fuel in August 2018. Lessons Learned Southern Nuclear has staff present at Sanmen.

DEC 2017 Georgia PSC Decision on Continuation of Project and Receipt of Toshiba Guaranty in Full Oglethorpe’s investment as of June 30, 2018 was $3.4 billion. If project continues, Oglethorpe’s project budget may increase to a range of $7.25 - $7.5 billion. $3.4 billion spent through 6/30/2018 (reduced by $1.1 billion in 2017 due to Toshiba Guarantee payment) Actuals Forecast (to be revised upon finalization of new budget) DEC 2011 DCD Final Rule Effective MAY 2005 Development Agreement MAR 2008 Filed COL with NRC APR 2006 Definitive Agreements MAY 2010 Signed DOE Conditional Term Sheet AUG 2006 Filed Early Site Permit (ESP) with NRC AUG 2009 NRC Issuance of ESP/LWA AUG 2011 NRC Completed Work on FSER for both AP1000 DCD and COL FEB 2012 COLs Issued MAR 2013 Unit 3 First Nuclear Concrete FEB 2014 Start of DOE Funding NOV 2013 Unit 4 First Nuclear Concrete NOV 2022 Unit 4 In-Service DEC 2015 Settlement Agreement with Contractors MAY 2021 Unit 3 Fuel Load MAY 2022 Unit 4 Fuel Load NOV 2021 Unit 3 In-Service 2017 2016 2015 2014 2013 2012 2011 2010 2009 2018 2019 2020 2021 2022 2007 2008 2006 2005 MAR 2017 WEC Bankruptcy/ Interim Agreement JUL 2017 SNC Assumes project mgmt AUG 2017 Co-Owner Go Forward Decision Made OCT 2017 Bechtel construction completion agreement NOV 2017 Amended Ownership Participation Agreement Vogtle 3 & 4: Spending 9 $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 $5.5 $6.0 $6.5 $7.0 (Billions)

Members’ Historical Peak Demand 10 Member Demand Requirements Member Energy Requirements Percent Change -0.2% Note: The data is at the Members’ delivery points (net of system losses), adjusted to include requirements served by us and member resources, to the extent known by us, behind the delivery points. -4.0% 6.0% -0.7% (MW) Percent Change in Overall Peak -13.3% 3.9% 15.3% -4.2% Highest Summer Peak (2012) = 9,353 MW Highest Winter Peak (2014) = 9,354 MW Summer Peak (2017) = 8,707 MW Winter Peak (2018) = 8,857 MW Summer Peak (2018 YTD) = 8,769 MW 2.6% 3.5% 2012 2013 2014 2015 2016 2017 2018 YTD Days 90o 52 20 31 49 88 38 39 Days 95o 20 0 1 3 22 0 0 Days 100o 4 0 0 0 1 0 0 Days 25o 6 2 19 10 5 3 10 -5.2% -4.5% 6.4% 0.6% proj. (YTD) - 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2012 2013 2014 2015 2016 2017 2018 Winter Peak Summer Peak 2012 2013 2014 2015 2016 2017 2018 (Millions MWh)

Capacity Factor Comparison Through June 30 Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 11 0% 25% 50% 75% 100% Hatch Vogtle Scherer Wansley Chatt Smith Doyle Hawk Road Hartwell Talbot Rocky Mountain 2017 2018

Income Statement Excerpts 12 With the adoption of Topic 606 (Revenue from Contracts with Customers) in 2018, Oglethorpe began assessing whether any revenue recorded in interim periods is likely to be refunded in the future. Oglethorpe expects its Board to approve a budget adjustment(s) by the end of the fourth quarter of 2018 which will result in the refund of revenue in excess of that required to meet the targeted margins for interest ratio. As a result of this assessment, during the three- and six-month periods ended June 30, 2018, Oglethorpe reduced revenue by $5.7 million and recorded a corresponding refund liability. The three- and six-month periods ended June 30, 2017 have been adjusted to reflect a $5.8 million reduction in revenues (and therefore net margin) based upon projections made at that time. Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe’s Margins for Interest by Interest Charges, both as defined in Oglethorpe’s First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10x for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14x each year, starting in 2010, above the minimum 1.10x ratio required by the Indenture, and the 2018 and 2019 budgets also include a 1.14x Margins for Interest ratio. Oglethorpe’s Board of Directors will continue to evaluate margin coverage throughout the Vogtle construction period and may chose to further increase, or decrease, the Margins for Interest ratio in the future, although not below 1.10. Six Months Ended Year Ended June 30, December 31, ($ in thousands) 2018 2017 2017 2016 2015 Statement of Revenues and Expenses: Operating Revenues: Sales to Members $739,212 $715,467 $1,433,830 $1,506,807 $1,219,052 Sales to non-Members 355 72 366 424 130,773 Operating Expenses: 608,788 582,737 1,195,326 1,251,567 1,092,367 Other Income 32,300 30,940 64,985 56,903 52,030 Net Interest Charges 118,395 126,612 252,578 262,222 261,147 Net Margin(a) $44,684 $37,130 $51,277 $50,345 $48,341 Margins for Interest Ratio(b) n/a n/a 1.14x 1.14x 1.14x Sales to Members Average Power Cost (cents/kWh) 6.70 6.36 6.02 5.90 6.64 Sales to Members (MWh) 11,027,064 11,250,401 23,813,679 25,522,852 18,371,558

Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant that requires it to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has a covenant in two credit agreements that currently requires a minimum total patronage capital of $675 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. 13 June 30, December 31, ($ in thousands) 2018 2017 2016 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $4,584,436 $4,584,075 $4,671,500 CWIP 3,369,651 2,935,868 3,228,214 Nuclear Fuel 350,425 358,562 377,653 Total Electric Plant $8,304,512 $7,878,505 $8,277,367 Investments, Current Assets and Deferred Charges 3,120,219 3,049,634 2,423,746 Total Assets $11,424,731 $10,928,139 $10,701,113 Capitalization: Patronage Capital and Membership Fees $955,771 $911,087 $859,810 Accumulated Other Comprehensive Deficit - - (370) Subtotal $955,771 $911,087 $859,440 Long-term Debt and Obligations under Capital Leases $7,864,239 $8,014,754 $7,984,932 Other 20,728 20,051 18,765 Total Capitalization $8,840,738 $8,945,892 $8,863,137 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt $96,520 $95,613 $101,261 Plus: Long-term Debt and Capital Leases due within one year 554,340 216,694 316,861 Total Long-Term Debt and Equities $9,491,598 $9,258,199 $9,281,259 Equity Ratio(a) 10.1% 9.8% 9.3%

DOE Loan Summary as of June 30, 2018 DOE Guaranteed Loan(a) Average interest rate on all advances to-date under this loan is 3.37% An amendment made to the DOE loan agreement in July 2017 suspended our ability to advance funds under this loan until certain conditions are met (last advance was in December, 2016). These conditions include approval and incorporation of the Bechtel agreement and other replacement agreements into the loan agreements as well as a vote by 90% of the co-owners to continue construction. Oglethorpe received a conditional commitment expiring September 30, 2018 for a new $1.6 billion DOE loan. As we do not anticipate on closing on the new loan by then, we anticipate seeking an extension from the DOE. If closed, this increases Oglethorpe’s DOE loan financing from $3.06 billion to $4.68 billion. Final approval of additional commitment is subject to various conditions and cannot be assured. (a) DOE guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.375%. (b) $1.1 billion is available to be advanced under the existing loan based on eligible project expenses incurred through 6/30/18. However, until certain conditions are met we are unable to make further advances. We do not expect these conditions to be satisfied by end of Q3 2018. (c) Represents accrued capitalized interest being financed with the DOE guaranteed loan. (d) Conditional loan commitment received September 28, 2017. 14 Purpose/Use of Proceeds Approved(b) Advanced Remaining Amount(b) Vogtle Units 3 & 4 Principal - 2014 Loan $2,721,597,857 $1,570,000,000 $1,151,597,857 Capitalized Interest(c) - 2014 Loan 335,471,604 194,657,660 140,813,944 New DOE Conditional Commitment(d) 1,619,679,706 0 1,619,679,706 $4,676,749,167 $1,764,657,660 $2,912,091,507 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Total amount outstanding under all RUS Guaranteed Loans is $2.6 billion, with an average interest rate of 3.89% RUS Guaranteed Loans(a) (a) RUS guaranteed loans are funded through Federal Financing Bank and made at comparable Treasury plus 0.125%. 15 RUS Loan Summary as of July 31, 2018 Purpose/Use of Proceeds Approved Advanced Remaining Amount Approved Loans General & Environmental Improvements $230,050,000 $209,516,495 $20,533,505 General & Environmental Improvements 448,307,000 254,258,867 194,048,133 $678,357,000 $463,775,362 $214,581,638 Purpose/Use of Proceeds Approved Advanced Remaining Amount Vogtle Units 3 & 4 Principal $2,721,597,857 $1,120,000,000 $1,601,597,857 Capitalized Interest 335,471,604 60,627,989 274,843,615 $3,057,069,461 $1,180,627,989 $1,876,441,472

Oglethorpe’s Available Liquidity as of August 8, 2018 Borrowings Detail $251.5 million - Letter of Credit Support for VRDBs & T.A. Smith Facility $535.4 million - CP for Vogtle Interim Financing $9.0 million - CP for Vogtle Interest Rate Hedging Represents 550 days of liquidity on hand (excluding Cushion of Credit). In addition, as of August 8, Oglethorpe had $743 million on deposit in the RUS Cushion of Credit Account. The RUS Cushion of Credit Account is designated as restricted investments and can only be used to pay debt service on RUS guaranteed loans. (a) 16 $1,610 $796 $814 $549 $1,363 $0 $500 $1,000 $1,500 $2,000 Total Credit Facilities Less Borrowings Available Credit Facilities Capacity Cash Total Liquidity $ millions

Credit Ratings 17 Moody’s Standard & Poor’s Fitch Baa1 /P-2 Negative Outlook (as of August 2018) A-/A-2 CreditWatch Negative (as of August 2018) A-/F2 Rating Watch Negative (as of August 2018) Current Credit Ratings (Secured Long-Term Debt/Short-Term Debt)

Net Margin Liquidity Wholesale Power Cost Interim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 2.41% (dollars in millions) Secured LT Debt (7.31.18): $8.4 billion Weighted Average Cost: 4.17% Equity/Capitalization Ratio: 10.1% 2018 1.14 MFI ratio July 31, 2018 2018 Cost of Power Sales to Members (excluding Rate Management Program). Additional Member Collections for Rate Management Programs. 2018 2018 Long Term Debt 18 *Assumes expiring credit facilities are renewed at same levels * Currently reassessing 2018 financing plans for Vogtle 3&4. DOE advance is unlikely in 2018, but 2018 plans may include taxable FMB issuance . ($600) ($400) ($200) $0 $200 $400 $600 DOE RUS $0 $267 $113 $193 ($ Millions) Actual Issuance Actual Repayment Forecasted Repayment $1,000 $ 1,000 $1,610 $1,610 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Borrowings (Mil) Cash Borrowings CP Availability Total Available Lines of Credit Cash Balances (Mil) Vogtle 3&4 Interest Rate Hedging , $9 Vogtle 3 & 4 Interim Financing , $535 $- $20 $40 $60 $80 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Millions Actual Budget 4.0 4.5 5.0 5.5 6.0 6.5 7.0 7.5 Budget YTD Actual YTD 6.39 6.60 6.49 6.70 ¢/kWh $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 YE 2017 6/30/2018 $4.58 $4.58 $0.36 $0.35 $2.94 $3.37 (Billions) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $10,928 $11,425

A link to this presentation will be posted on Oglethorpe’s website www.opc.com. Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. Member information is filed as an exhibit to Form 10-Q for the first quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) For additional information please contact: Additional Information 19 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Tom Brendiar Director, Bank and Investor Relations tom.brendiar@opc.com 770-270-7173 Joe Rick Director, Capital Markets joe.rick@opc.com 770-270-7240 Cheri Garing Director, Planning and Financial Analysis cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Terri Statham Manager, Media Relations terri.statham@opc.com 770-270-6990